UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 16, 2008

OCULUS INNOVATIVE SCIENCES, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1129 N. McDowell Blvd, Petaluma, California		94954
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(707) 782-0792

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 16, 2008, Gregg H. Alton was elected to serve as a member of the Board of Directors of Oculus Innovative Sciences, Inc. (the "Company"). Mr. Alton will also serve on the Audit Committee of the Company’s Board of Directors. A copy of the Company’s press release announcing Mr. Alton’s election to the Board of Directors as an independent director is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

As disclosed under Item 5.02, effective January 16, 2008, the Company’s Board of Directors elected Gregg H. Alton a member of the Board of Directors. The Company’s press release announcing Mr. Alton’s election is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release issued by Oculus Innovative Sciences, Inc., dated January 17, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULUS INNOVATIVE SCIENCES, INC.

January 17, 2008	By:	/s/ Robert Miller

Name: Robert Miller
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Oculus Innovative Sciences, Inc., dated January 17, 2008.